SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_|   Preliminary Proxy Statement
                                            |_| Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Under Rule 14a-12

                               INTELLIGROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     |X| No fee required.
     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------
     |_| Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                                                                 June 17, 2002



                               INTELLIGROUP, INC.

                               499 THORNALL STREET

                            EDISON, NEW JERSEY 08837





To Our Shareholders:

     You are most cordially invited to attend the 2002 Annual Meeting of Shareholders of Intelligroup, Inc. at 10:00 A.M., local time, on Tuesday, July 2, 2002, at the Sheraton Hotel, 515 Route One South, Iselin, New Jersey.

     The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented to the meeting.

     It is important that your shares be represented at this meeting to ensure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your shares represented by signing, dating and returning the BLUE proxy card in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your shares will be voted in accordance with the instructions you have given in your BLUE proxy.

     Thank you for your continued support.

                                            Sincerely,

                                            /s/ Nagarjun Valluripalli

                                            Nagarjun Valluripalli
                                            Chairman of the Board, President and
                                            Chief Executive Officer

                               INTELLIGROUP, INC.
                               499 THORNALL STREET
                            EDISON, NEW JERSEY 08837

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD JULY 2, 2002



        The Annual Meeting of Shareholders (the "Meeting") of INTELLIGROUP, INC., a New Jersey corporation (the "Company"), will be held at 10:00 A.M., local time, on Tuesday, July 2, 2002, at the Sheraton Hotel, 515 Route One South, Iselin, New Jersey, for the following purposes:

(1) To elect six directors to serve until the next Annual Meeting of Shareholders and until their respective successors shall have been duly elected and qualified; and

(2) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

        Holders of Common Stock of record at the close of business on May 30, 2002 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such shareholders will be open to the examination of any shareholder at the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

        IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED BLUE PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE SHAREHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD FROM THE COMPANY BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                            By Order of the Board of Directors

                                            /s/ Nagarjun Valluripalli

                                            Nagarjun Valluripalli
                                            Chairman of the Board, President and
                                            Chief Executive Officer

Edison, New Jersey
June 17, 2002

        THE COMPANY'S 2001 ANNUAL REPORT ACCOMPANIES THE PROXY STATEMENT.

                               INTELLIGROUP, INC.
                               499 THORNALL STREET
                            EDISON, NEW JERSEY 08837

                       ----------------------------------

                                 PROXY STATEMENT

                       ----------------------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Intelligroup, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on Tuesday, July 2, 2002 (the "Meeting") at 10:00 A.M., local time, at the Sheraton Hotel, 515 Route One South, Iselin, New Jersey, and at any adjournment or adjournments thereof. Holders of record of shares of Common Stock, $.01 par value ("Common Stock"), as of the close of business on May 30, 2002 will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 16,630,125 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on any matter presented at the Meeting.

     If Blue proxies in the accompanying form are properly executed and returned, the shares of Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Common Stock represented by the Blue proxies will be voted (i) FOR the election of the six nominees named below as Directors, and (ii) in the discretion of the persons named in the enclosed form of Blue proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any shareholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

     This Meeting is very important to all of the Company's shareholders in light of an attempt by Ashok Pandey to elect his own slate of hand-picked nominees to the Company's Board of Directors. The Board of Directors unanimously recommends that you vote FOR the election of the Board of Directors' nominees on the enclosed Blue proxy card. The Board of Directors urges you not to vote for any individuals proposed by Ashok Pandey.

     The presence, in person or by proxy, of holders of the shares of Common Stock having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. The affirmative vote by the holders of a plurality of the shares of Common Stock represented at the Meeting is required for the election of Directors, provided a quorum is present in person or by proxy. All actions proposed herein other than the election of Directors may be taken upon the affirmative vote of shareholders possessing a majority of the shares of Common Stock represented at the Meeting, provided a quorum is present in person or by proxy.

     Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

     This Proxy Statement, together with the related Blue proxy card, is being mailed to the shareholders of the Company on or about June 17, 2002. The Company's Annual Report to shareholders of the Company for the year ended December 31, 2001, including financial statements (the "Annual Report"), is being mailed together with this Proxy Statement to all shareholders of record as of May 30, 2002. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company's expense, with additional copies of the Annual Report so that such record holders could supply such materials to beneficial owners as of May 30, 2002.

                              ELECTION OF DIRECTORS


     At the Meeting, six Directors are to be elected (which number shall constitute the entire Board of Directors of the Company) to hold office until the next Annual Meeting of Shareholders and until their successors shall have been elected and qualified.

     It is the intention of the persons named in the enclosed form of Blue proxy to vote the shares of Common Stock represented thereby, unless otherwise specified in the proxy, for the election as Directors of the persons whose names and biographies appear below. Except as noted below, all of the persons whose names and biographies appear below are at present Directors of the Company. In the event any of the nominees should become unavailable or unable to serve as a Director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

     The current members of the Board of Directors who are also nominees for election to the Board are:

                                             SERVED AS A      POSITIONS WITH
NAME                                AGE     DIRECTOR SINCE    THE COMPANY
----                                ---     --------------    -----------

Nagarjun Valluripalli..........     34           1994         Chairman of the Board, President,
                                                              Chief Executive Officer and Director

Klaus P. Besier................     50           1996         Director

Dennis McIntosh................     46           2000         Director

Alexander Graham Wilson........     54           2002         Director

Prabhas Panigrahi..............     42           2002         Director

     An additional nominee for election to the Board of Directors who is not a current member of the Board of Directors is as follows:


NAME                                AGE
----                                ---
Nic Di Iorio...................     42


     The principal occupations and business experience, for at least the past five years, of each nominee is as follows:

     Nagarjun Valluripalli joined the Company in March 1994 and currently serves as Chairman of the Board, President, Chief Executive Officer and as a Director of the Company. From January 4, 2000 until December 15, 2000, Mr. Valluripalli served as Co-Chief Executive Officer. From March 1994 through October 1997, Mr. Valluripalli served as an Executive Vice President of the Company. In May 1993, Mr. Valluripalli co-founded Oxford Systems, Inc., a systems integration company ("Oxford"). In March 1994, Mr. Valluripalli and his co-founder sold all of the issued and outstanding capital stock of Oxford to the Company. Prior to founding Oxford, from 1990, Mr. Valluripalli was marketing manager for VJ Infosystems, a software training and services company. From September 9, 1999 until March 8, 2001, Mr. Valluripalli also served on the Board of Directors of SeraNova, Inc., formerly a majority-owned subsidiary of the Company spun off from the Company in a tax-free distribution to its shareholders on July 5, 2000.

     Klaus P. Besier served as a Director of the Company from December 1996 until his resignation in April 1999. Mr. Besier rejoined the Board upon his election by the Board in May 1999. Since July 1997, Mr. Besier has served as President, Chief Executive Officer and a Director of FirePond, Inc., a publicly-traded provider of e-business solutions. From 1996 to 1997, Mr. Besier was Chairman and Chief Executive Officer of Primix Solutions. From 1992 to 1996, Mr. Besier served as Chief Executive Officer and President of SAP America, Inc., a subsidiary of SAP AG and a leading provider of client/service business application solutions software. Prior to joining SAP America, Inc., Mr. Besier was Corporate Vice President and general manager of a subsidiary of Hoechst Celanese. Mr. Besier is also a Director of EXE Technologies.

     Dennis McIntosh was elected to the Board of Directors of the Company in February 2000. Since April 1999, Mr. McIntosh has served as Executive Vice President of SBLI Mutual Life Insurance Company of New York, Inc., and has fifteen years of business experience in insurance operations and technology, financial management and consulting. From March 1997 until April 1999, Mr. McIntosh served as Senior Manager at Ernst & Young Consulting, LLP. Prior to that, from September 1993 until March 1997, Mr. McIntosh served as CIO & Vice President of Operations at Blue Cross and Blue Shield of Massachusetts. From May 1986 to September 1993, Mr. McIntosh served as Audit Director for Reed Elsevier Corporation. From May 1985 to May 1986, Mr. McIntosh served as Audit Manager for Chelsea Industries. From May 1981 to May 1985 he served as an auditor for GTE Corporation. From May 1981 to May 1983, Mr. McIntosh served as an auditor at Coopers and Lybrand. Mr. McIntosh received a Masters of Business Administration degree from The University of Connecticut in 1981 and is a certified public accountant.

     Alexander Graham Wilson was elected to the Board of Directors in June 2002. He currently serves as a Director of Xendra Limited, a Wellington, New Zealand company, and has been pursuing private business interests including several IT management and consulting assignments since 1998. Since 1999, Mr. Wilson has also been a member of the Technology New Zealand Advisory Committee for the Foundation of Research, Science and Technology. From 1984 to 1998, Mr. Wilson worked for Azimuth Consulting Limited, an independent technology consultant company located in Wellington, New Zealand, which he co-founded in 1983 and which was acquired in late 1998 by Intelligroup, Inc. From 1992 to 1997, he was a member of the Executive Committee of the Information Technology Association of New Zealand. From 1994 until 1995 Mr. Wilson was a Director of Public Record Access New Zealand Limited, a joint venture between Telecom New Zealand, Unisys New Zealand and Azimuth. Mr. Wilson received a degree with honors from Auckland University in New Zealand and did post-graduate work at Monash University in Melbourne, Australia.

     Prabhas Panigrahi was elected to the Board of Directors in June 2002. Mr. Panigrahi has been appointed Director of Research at Kevin Dann & Partners, a New York based investment banking firm, commencing July 1, 2002. From August 2001 until March 2002 Mr. Panigrahi served as Partner, Managing Director and Head of Research at Brask and Company, a European investment bank, based in London, where he covered European technology strategy and software and services sectors. From July 1998 to August 2001, Mr. Panigrahi worked as Senior Vice President and Director in equity research for Dresdner Kleinwort Wasserstein in New York and London covering multiple sectors, including the global technology sector. Prior to that, from June 1996 to July 1998, Mr. Panigrahi worked at Credit Suisse First Boston in New York as Vice President in equity research and from 1992 to 1996 with Bankers Trust Company (Deutsche Bank) in New York as an Associate in corporate finance and mergers and acquisition departments. Prior to his investment-banking career, from 1984-1989 Mr. Panigrahi worked with McDermott, Inc. in Houston, Texas as a Professional Engineer. As an analyst, Institutional Investors, Reuters, Latin Finance, Global Investors and Greenwich polls have ranked Mr. Panigrahi. Mr. Panigrahi has a Bachelor of Technology (with Honors) degree in engineering from the Indian Institute of Technology, a Masters degree in Engineering from Texas A&M University, a Masters of Business Administration in International Business from Katholieke Universiteit, Belgium and a Masters of Business Administration in Finance from the University of Chicago.

     Nic Di Iorio joined McCann-Erickson Worldwide in April 1995 as Senior Vice President, Director of Information Technology, with overall responsibilities for McCann-Erickson's worldwide IT strategy and implementation. Mr. Di Iorio emphasizes the use of technology to enhance the quality of McCann's product, business development and management decision-making. He sets overall direction and strategies on IT, working with management from every level of professional and administrative discipline. Additionally, Mr. Di Iorio heads MCT Inc., a wholly owned subsidiary of the McCann-Erickson WorldGroup, that specializes in general and industry-specific IT services. MCT operates as an applications services provider and delivers financial, production and media management systems, and collaborative/strategic Intranet/Extranet web tools worldwide. Prior to joining McCann, Mr. Di Iorio spent four years at Young & Rubicam as Vice President, Director of Global Network Services, responsible for the worldwide strategy and implementation of its IT infrastructure. Prior to that, he spent ten years in Research and Development organizations at GTE and AT&T
Bell Laboratories working on new technologies in the area of distributed systems, data networking, security and telecommunications. He held various leadership roles in the ISO and CCITT international standards committees, where he authored two international standards and chaired two subcommittees. He also participated in the Internet's IETF committee. Mr. Di Iorio holds

Bachelor and Master degrees in Computer Science, has published in both trade and professional publications and has been a key speaker at trade and professional conferences.

     All Directors hold office until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. There are no family relationships among any of the executive officers, Directors and key employees of the Company.

     Except as set forth in this proxy statement or in Appendix A hereto, to the best knowledge of the Company, none of the directors (which includes all nominees) of the Company, Nicholas Visco or any other persons participating in this solicitation on behalf of the Company, or with respect to items (ii),
(viii) and (ix) of this paragraph, any associate (within the meaning of Rule 14a-1 of the Securities Exchange Act of 1934, as amended) of the foregoing persons (i) have any substantial interest, direct or indirect, in any matter to be acted upon at the Meeting, other than the interest of the director nominees in being re-elected and each director's and Nicholas Visco's interest in the operations of the Company, to the extent each believes the proposal set forth herein may contribute favorably to such Company operations, (ii) own beneficially, directly or indirectly, any securities of the Company, (iii) own beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company, (iv) own any securities of the Company of record but not beneficially, (v) have purchased or sold any securities of the Company within the past two years, (vi) have incurred indebtedness for the purpose of acquiring or holding securities of the Company within the past two years, (vii) are or have within the past year been a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, except with respect to any employment agreement, stock option grant or similar agreement with respect to the information described in the "Summary Compensation Table," (viii) have since the beginning of the Company's last fiscal year, been indebted to the Company or any of its subsidiaries in excess of $60,000 or (ix) have any arrangement or understanding with respect to future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party. In addition, except as set forth in this proxy statement or in Appendix A hereto, to the best knowledge of the Company, none of the directors of the Company, Nicholas Visco, any other person participating in this solicitation on behalf of the Company, nor any associates of any of the foregoing persons, have had or are to have a direct or indirect material interest in any transaction or proposed transaction with the Company in which the amount involved exceeds $60,000 since the beginning of the Company's last fiscal year.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF ITS NOMINEES FOR THE BOARD OF DIRECTORS AND NOT VOTE FOR ANY OF THE NOMINEES PROPOSED BY ASHOK PANDEY.

     PLEASE RETURN THE BLUE PROXY CARD IN THE ENCLOSED ENVELOPE.

RESIGNATION OF DIRECTORS

     Gregory S. Dimit, a member of the Board of Directors of the Company since 2001, resigned for personal reasons from the Board of Directors on June 3, 2002.

     Rajkumar Koneru, a member of the Board of Directors of the Company since 1994, resigned from the Board of Directors on May 22, 2002. Mr. Koneru forwarded a letter to the Company stating that his resignation was result of (i) his disagreement with the strategic direction of the Company, and (ii) the Board and management's failure to inform Mr. Koneru of certain events and decisions made by the Board and management of the Company which made Mr. Koneru uncomfortable while representing the interests of all shareholders of the Company.

     The Company disagrees with Mr. Koneru's assertion that he has not been informed on a timely basis of certain events and decisions made by the Board and management of the Company. Additionally, Mr. Koneru had not presented to the Board any plans relating to the strategic direction of the Company. The current members of the Board fully support the current business strategy of the Company.

COMMITTEES AND MEETINGS OF THE BOARD

     The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee.

     Audit  Committee.  The  primary  responsibilities  of the  Audit  Committee
     ----------------
include, among other things, (i) evaluating, and recommending to the Board of Directors the engagement of, the Company's independent auditors, (ii) reviewing the results of their auditing findings, and (iii) monitoring on a periodic basis the internal controls of the Company.

     Pursuant to the Audit Committee Charter, the Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2001 with the management of the Company. Additionally, the Audit Committee has discussed with the independent auditors the matters required by Statement of Auditing Standards ("SAS") 61, has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 and has discussed with the independent auditors the independent auditors' independence. Based in part on the foregoing, the Audit Committee recommended to the Board of Directors that the financial statements as of and for the years ended December 31, 2001 audited by Arthur Andersen LLP be included in the Company's Annual Report on SEC Form 10-K.

     Each current Audit Committee Member is an independent member of the Board of Directors as defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. As an independent director of the Board of Directors of the Company, each Audit Committee Member is not an officer or employee of the Company or its subsidiaries or does not have a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director. The Audit Committee currently consists of Messrs. Besier, McIntosh and Wilson. The Audit Committee was established in June 1996 and held 4 meetings during fiscal 2001. During 2001, Mr. Dimit, a former director of the Company, served as a member of the Audit Committee.

     Compensation   Committee.   The  Compensation   Committee  administers  the
     ------------------------
Company's 1996 Stock Plan and approves salaries and certain incentive compensation for management and key employees of the Company. The Compensation Committee currently consists of Messrs. Besier, McIntosh and Panigrahi. The Compensation Committee was established in June 1996 and held 4 meetings during 2001. During 2001, Mr. Valluripalli served as a member of the Compensation Committee.

     Nominating  Committee.  The primary function of the Nominating Committee is
     ---------------------
to consider, recommend and prepare a slate of nominees to stand for election as directors at each of the Company's Annual Meeting of Shareholders. In addition, among other things, the Nominating Committee is authorized to consider nominees, which are recommended by shareholders of the Company. The Nominating Committee currently consists of Messrs. Besier and McIntosh. The Nominating Committee was established in April 2002 and, therefore, held no meetings during fiscal 2001.

     There were 5 meetings of the Board of Directors during 2001. Each incumbent Director attended at least 75% of the aggregate of all meetings of the Board of Directors held during the period in which he served as a Director and the total number of meetings held by the committee on which he served during the period, if applicable.


REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee has furnished the following report:

To the Board of Directors of Intelligroup, Inc.:

     The Audit Committee of the Company's Board of Directors is currently composed of 3 members and acts under a written charter first adopted and approved on May 1, 2000. The current members of the Audit Committee are independent directors, as defined by its charter and the rules of the Nasdaq Stock Market, and possess the financial sophistication required by such charter and rules. The Audit Committee held 4 meetings during 2001.

     Management is responsible for the Company's financial reporting process including its system of internal control and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes. As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company's management, internal accounting, financial and auditing personnel and the independent auditors, the following:

     o the plan for, and the independent auditors' report on, each audit of the Company's financial statements;

     o    the Company's financial disclosure documents,  including all financial
          statements   and  reports  filed  with  the  Securities  and  Exchange
          Commission or sent to shareholders;

     o    management's   selection,   application  and  disclosure  of  critical
          accounting policies;

     o changes in the Company's accounting practices, principles, controls or methodologies;

     o significant developments or changes in accounting rules applicable to the Company; and

     o the adequacy of the Company's internal controls and accounting, financial and auditing personnel.

     The Audit Committee reviewed the Company's audited financial statements for the year ended December 31, 2001 and discussed these financial statements with the Company's management. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by SAS 61 (Communication with Audit Committees) with the Company's independent auditors. SAS 61 requires the Company's independent auditors to discuss with the Company's Audit Committee, among other things, the following:

     o    methods to account for significant unusual transactions;

     o the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

     o the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and

     o disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

     The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing of all relationships that in the auditor's professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent auditors their independence from the Company. The Audit Committee also considered whether the independent auditors' provision of certain other, non-audit related services to the Company is compatible with maintaining such auditors' independence.

     Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

                                   By the Audit Committee of the
                                   Board of Directors of Intelligroup, Inc.
                                   (as currently constituted )

                                   Klaus P. Besier
                                   Dennis McIntosh
                                   Alexander Graham Wilson (appointed June 2002)

COMPENSATION OF DIRECTORS

     On April 27, 1999, the Company's Board of Directors adopted a policy to compensate each non-employee Director who is elected to the Company's Board of Directors after such date. The Board of Directors established a cash payment of $1,500 per meeting for each meeting attended in person by each such Director ($750 per meeting for each meeting attended by conference call). Additionally, the Board of Directors established a cash payment of $500 per Committee meeting attended, whether in person or by conference call and including Committee meetings attended in person in conjunction with a regularly scheduled Board meeting. Other than Messrs. Besier and McIntosh, who are compensated pursuant to such policy, Directors do not otherwise receive cash compensation pursuant to such policy. The Company reimburses Directors for reasonable and necessary expenses incurred in connection with attendance at meetings of the Board of Directors.

     In addition, on June 3, 1996, the Board of Directors approved and shareholders adopted the Company's 1996 Non-Employee Director Stock Option Plan (the "Director Plan"), which became effective on July 12, 1996. The Director Plan provides for the grant of options to purchase a maximum of 140,000 shares of Common Stock of the Company to non-employee Directors of the Company. The Board of Directors administers the Director Plan.

     Each person who was a Director of the Company on the effective date of the Company's initial public offering or became or will become a Director of the Company thereafter, and who is not also an employee or officer of the Company, was or shall be granted, on the date of such initial public offering or the date on which he or she became or becomes a Director, whichever is later, an option to purchase 20,000 shares of Common Stock, at an exercise price per share equal to the then fair market value of the shares. No subsequent grants are permitted to such individuals under the Director Plan. All options become exercisable in five equal annual installments commencing one year after the date of grant provided that the optionee then remains a Director at the time of vesting of the installments. The right to exercise annual installments of options will be reduced proportionately based on the optionee's actual attendance at Directors' meetings if the optionee fails to attend at least 80% of the Board of Directors' meetings held in any calendar year. The term of each option will be for a period of ten years from the date of grant, unless sooner terminated in accordance with the Director Plan. Options may not be transferred except by will or by the laws of descent and distribution or pursuant to a domestic relations order and are exercisable to the extent vested at any time prior to the scheduled expiration date of the option. The Director Plan terminates on the earlier of May 31, 2006 or at such time as all shares of Common Stock currently or hereafter reserved for issuance shall have been issued.

        During 2001, the following former Director was granted options to purchase shares of Common Stock under the Company's Director Plan.

                               NUMBER OF
                           SHARES UNDERLYING                               EXERCISE PRICE
 DIRECTOR                   OPTIONS GRANTED          GRANT DATE              PER SHARE
 --------                   ---------------          ----------              ---------

 Gregory S. Dimit              20,000              June 11, 2001                $1.02

     Members of the Board of Directors, including non-employee Directors, also are eligible to receive option grants pursuant to the 1996 Plan.

     During 2001, no options to purchase shares of Common Stock were granted to Directors under the Company's 1996 Stock Plan.

                               EXECUTIVE OFFICERS

     The  following  table  identifies  the  current  executive  officers of the
Company:

                                   CAPACITIES IN                   IN CURRENT
NAME                        AGE    WHICH SERVED                  POSITION SINCE
----                        ---    ------------                  --------------

Nagarjun Valluripalli...    34     Chairman of the Board,           2000
                                   President, Chief Executive
                                   Officer and Director

Nicholas Visco(1).......    42     Senior Vice President-Finance    2000
                                   & Administration, Chief
                                   Financial Officer,
                                   Treasurer and Secretary
-------------------

(1) Nicholas Visco joined the Company in July 1998 and currently serves as Senior Vice President - Finance & Administration, Chief Financial Officer, Treasurer and Secretary. Mr. Visco was appointed Vice President-Finance and Chief Financial Officer in October 1999. Additionally, Mr. Visco was appointed Treasurer and Secretary in November 1999. From July 1998 through September 1999, Mr. Visco served as the Company's Corporate Controller. Prior to joining the Company, from September 1993 until July 1998, Mr. Visco served as Director of Financial Planning and Corporate Controller for Xpedite Systems, Inc., a provider of enhanced messaging services. Mr. Visco received his undergraduate degree from Rutgers University in Economics and Accounting and is a Certified Public Accountant.

     None of the Company's executive officers is related to any other executive officer or to any Director of the Company. Executive officers of the Company are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Directors, officers and shareholders who beneficially own more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act (collectively, the "Reporting Persons") to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to the Company's equity securities with the Securities and Exchange Commission (the "SEC"). All Reporting Persons are required by SEC regulation to furnish the Company with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Except as set forth below, based solely on the Company's review of the copies of such forms received by the Company and upon written representations of the Company's Reporting Persons received by the Company, the Company believes that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons.

     Gregory S. Dimit filed a Form 3 on August 8, 2001 and a Form 5 on February 19, 2002. Such Form 3 and Form 5 should have been filed no later than June 21, 2001 and February 14, 2002, respectively. Mr. Dimit resigned as a Director of the Company on June 3, 2002.

                             EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION

     The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to each person who served as the Company's Chief Executive Officer at any time during 2001 and each other executive officer of the Company whose aggregate cash compensation exceeded $100,000 (collectively, the "Named Executives") during the years ended December 31, 1999, 2000 and 2001.

                           SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------
                                                                           LONG-TERM
                                              ANNUAL COMPENSATION            COMPEN-
                                                                             SATION
                                                                             AWARDS
                                       -------------------------------------------------------------------
                                                                        OTHER
                                                                        ANNUAL      SECURITIES   ALL OTHER
                                                                        COMPEN-     UNDERLYING    COMPEN-
NAME AND PRINCIPAL POSITION          YEAR      SALARY      BONUS        SATION       OPTIONS      SATION
                                                 ($)         ($)         ($)           (#)          ($)
            (A)                       (B)        (C)         (D)        (E)(1)         (G)          (I)
----------------------------------------------------------------------------------------------------------

Nagarjun Valluripalli..........      2001     350,000    200,000(2)       --             --       6,760(3)
    Chairman of the Board,           2000     349,992         --          --        300,000(4)    6,700
    President and Chief              1999     252,798         --          --        300,000       6,790(3)
    Executive Officer

Nicholas Visco.................      2001     200,000     75,000(5)       --             --          --
    Senior Vice President            2000     158,333     50,000(5)       --        117,500(6)       --
    - Finance & Administration       1999     127,500     20,000(5)       --         50,000          --
    Chief Financial Officer,
    Treasurer and Secretary

---------------

(1) In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits have been omitted in those instances where such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for the Named Executive for the fiscal year.

(2) Represents a bonus for the full year 2001, which was approved by the Company's Compensation Committee in March 2002. A $60,000 compensation advance provided to Mr. Valluripalli in May 2001 was offset against such bonus. See "Certain Relationships and Related Transactions." To date, Mr. Valluripalli has declined to accept the balance of such bonus.

(3) Represents the value of insurance premiums paid by the Company with respect to whole life insurance for the benefit of the Named Executives.

(4) Represents stock options granted during fiscal year 1999, the exercise price of which the Company adjusted to reflect the impact of the spin-off by the Company of SeraNova, Inc.

(5) Mr. Visco earned a bonus of $75,000, $50,000 and $20,000 for the fiscal years 2000, 1999 and 1998, respectively. Such bonuses were paid in 2001, 2000 and 1999, respectively.

(6) Represents stock options previously granted to Mr. Visco during fiscal 1998, 1999 and 2000 and which were outstanding as of July 5, 2000, the exercise price of which the Company adjusted to reflect the impact of the spin-off by the Company of SeraNova, Inc.

OPTION GRANTS IN 2001

     There were no stock option grants to our Named Executives during 2001.

AGGREGATED OPTION EXERCISES IN FISCAL 2001 AND YEAR-END OPTION VALUES

     The following table sets forth information concerning each exercise of options during 2001 by each of the Named Executives and the year-end number and value of unexercised options held by each of the Named Executives.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES
--------------------------------------------------------------------------------------------------
                                                                  NUMBER OF
                                                                  SECURITIES           VALUE OF
                                                                  UNDERLYING         UNEXERCISED
                                                                 UNEXERCISED         IN-THE-MONEY
                                                                  OPTIONS AT          OPTIONS AT
                                                                    FISCAL              FISCAL
                                SHARES                             YEAR-END            YEAR-END
                             ACQUIRED ON          VALUE              (#)                ($)(1)
          NAME                 EXERCISE          REALIZED        EXERCISABLE/        EXERCISABLE/
                                 (#)               ($)          UNEXERCISABLE       UNEXERCISABLE
          (A)                    (B)               (C)               (D)                 (E)
--------------------------------------------------------------------------------------------------
Nagarjun Valluripalli...         --                --              150,000/            -- / --
                                                                   150,000

Nicholas Visco.......            --                --               60,625/            -- / --
                                                                    56,875

--------------

(1) Based on a year-end fair market value of the underlying securities equal to $0.98 less the exercise price for such shares.

EQUITY COMPENSATION PLANS

     The following table provides information about the securities authorized for issuance under the Company's equity compensation plans as of December 31, 2001.

                      EQUITY COMPENSATION PLAN INFORMATION
----------------------------------------------------------------------------------------------------------
                                      NUMBER OF                                   NUMBER OF SECURITIES
                                  SECURITIES TO BE                                 REMAINING AVAILABLE
                                     ISSUED UPON           WEIGHTED-AVERAGE       FOR FUTURE ISSUANCE
                                     EXERCISE OF            EXERCISE PRICE            UNDER EQUITY
                                     OUTSTANDING            OF OUTSTANDING          COMPENSATION PLANS
                                  OPTIONS, WARRANTS       OPTIONS, WARRANTS        (EXCLUDING SECURITIES
         PLAN CATEGORY               AND RIGHTS               AND RIGHTS          REFLECTED IN COLUMN (A))
                                         (A)                     (B)                       (C)
----------------------------------------------------------------------------------------------------------
(i)   Equity compensation plans
      approved by security
      holders:
      Option Plans(1)............      2,668,849                $3.17                  1,623,378

(ii)  Equity compensation plans
      not approved by security
      holders...................         165,000                $2.04                         --
                                      ----------               ------                 ----------
      Total.....................       2,833,849                $3.10                  1,623,378

-----------

(1) Includes information regarding the following stockholder-approved equity compensation plans: (i) 1996 Non-Employee Director Stock Option Plan; and
     (ii) the 1996 Stock Plan.

Equity Compensation Plans Not Approved by Security Holders

     On October 31, 2000, the Company's Board of Directors approved the grant of an option to several employees for an aggregate of 105,000 shares of Common Stock at an exercise price of $2.063 per share. On November 1, 2000, the Company's Board of Directors approved the grant of an option to Nicholas Visco for 60,000 shares of Common Stock at an exercise price of $2.00 per share. Each of the above options vest in four equal semiannual installments beginning on the first six-month anniversary of the date of grant and expire on the tenth anniversary of the date of grant. If the grantee's employment relationship terminates on account of disability or death, the grantee or grantee's estate, as the case may be, may exercise any outstanding options for one year following the termination. If termination is for any other reason, the grantee may exercise any outstanding options for 90 days following such termination. The options are not assignable or otherwise transferable except by will or the laws of descent and distribution and shall be exercisable during the grantee's lifetime only by the grantee. The Company's Board of Directors is required to make appropriate adjustments in connection with such option grants in October and November to reflect stock splits, stock dividends and other similar changes in capitalization. The option grants also contain provisions addressing the consequences of a merger, consolidation or sale of all or substantially all of the Company's assets. Upon the occurrence of such events, all outstanding options are to be assumed, or substituted for, by the acquiring or succeeding corporation. However, if the acquiring or succeeding corporation does not agree to assume, or substitute for, outstanding options, then the Board of Directors must accelerate the options to make them fully exercisable and notify the grantee that the option shall be fully exercisable for a period of 15 days from the date of such notice.

EMPLOYMENT AGREEMENTS, CHANGE-IN-CONTROL AGREEMENTS, INDEMNIFICATION AGREEMENTS, NON-COMPETITION, NON-DISCLOSURE AND NON-SOLICITATION AGREEMENTS

     Mr. Valluripalli entered into a two-year employment agreement with the Company commencing on June 1, 2002. Pursuant to the terms of such agreement, Mr. Valluripalli is entitled to, among other things, (i) an annual base salary of $350,000; (ii) a potential annual bonus to be determined by the Company's Board of Directors in its sole discretion; (iii) continuation of base salary payments for a fifteen (15) month period and reimbursement for medical benefits pursuant to an election under COBRA in the event of the Company's termination of Mr. Valluripalli's employment with the Company without cause. In addition to the provisions of such agreement requiring Mr. Valluripalli to maintain the confidentiality of the Company's proprietary information and assign inventions to the Company, Mr. Valluripalli has agreed that during the term of his employment and for a period of eighteen (18) months following the termination of his employment with the Company, he shall not, among other things, (i) interfere with the Company's customer relationships or (ii) solicit the Company's employees, executives and affiliates. In the event that Mr. Valluripalli's employment is terminated during the period beginning one (1) month before, and ending twelve (12) months after, a Change in Control (as such term is defined in the Employment Agreement), then (i) Mr. Valluripalli shall receive continuation of base salary payments for a fifteen (15) month period and reimbursement for medical benefits pursuant to an election under COBRA; and (ii) the non-competition restrictions, including the restrictions that Mr. Valluripalli not solicit the Company's customers or solicit the Company's employees, executives and affiliates shall lapse.

     Mr. Visco entered into an employment agreement with the Company commencing October 1, 1999. Such employment agreement, as amended on November 1, 2000, is terminable at will by either party upon 30 days notice. Pursuant to the terms of such agreement, Mr. Visco is entitled to, among other things, (i) an annual base salary of $200,000; (ii) a potential annual bonus of 50% of such base salary; and (iii) continuation of base salary payments for a twelve (12) month period and a pro-rata bonus payment in the event of the Company's termination of Mr. Visco's employment with the Company without cause. In addition to the provisions of such agreement requiring Mr. Visco to maintain the confidentiality of the Company's proprietary information and assign inventions to the Company, Mr. Visco has agreed that during the term of his employment and for a period of one year following the termination of his employment with the Company, he shall not, among other things, (i) interfere with the Company's customer relationships or
(ii) solicit the Company's employees, executives and affiliates.

     In addition to the foregoing, the Company has executed indemnification agreements with each of its executive officers and Directors pursuant to which the Company has agreed to indemnify such party to the full extent permitted by law, subject to certain exceptions, if such party becomes subject to an action because such party is a Director, officer, employee, agent or fiduciary of the Company.

     Substantially all of the Company's employees have agreed, pursuant to written agreement, not to compete with the Company, not to disclose Company information and not to solicit Company employees.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee currently consists of Messrs. Besier, McIntosh and Panigrahi. Messrs. Besier, McIntosh and Panigrahi have not served as either an officer or employee of the Company or any of its subsidiaries at any time. Mr. Valluripalli served as a member of the Compensation Committee and as Chairman of the Board and Chief Executive Officer of the Company during 2001. Mr. Besier serves as the Chief Executive Officer of FirePond, Inc. (formerly Clear With Computers, Inc.) ("FirePond"). During 2001, the Company provided services to FirePond, which produced revenues for the Company totaling approximately $156,000. The Company also provided implementation services to various end clients, as a sub-contractor to FirePond. Services were priced at rates comparable to other similar sub-contracting arrangements in which the Company regularly participates. There are no, and during 2001 there were no, Compensation Committee Interlocks.

PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the Nasdaq Market Index and Peer Group Index (capitalization weighted) for the period beginning on December 31, 1996 and ending on the last day of the Company's last completed fiscal year. The stock performance shown on the graph below is not indicative of future price performance.

               COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN (1)(2)
         AMONG INTELLIGROUP, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                              AND A PEER GROUP (3)


 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]


                                12/31/96    12/31/97    12/31/98    12/31/99    12/31/00   12/31/01
                                --------    --------    --------    --------    --------   --------
Intelligroup, Inc...........     $100.00     $173.86     $162.50     $225.00     $  7.95   $   8.91
Nasdaq Market Index.........     $100.00     $122.48     $172.68     $320.89     $193.01   $ 153.15
Peer Group Index
 (Capitalization Weighted)..     $100.00     $143.69     $168.97     $339.98     $ 55.40   $  47.12

-----------

(1) Graph assumes $100 invested on December 31, 1996 in the Company's Common Stock, the Nasdaq Composite Index and the Peer Group Index (capitalization weighted).

(2)  Cumulative total return assumes reinvestment of dividends.

(3) The Company has constructed a Peer Group Index of other information technology consulting firms consisting of Sapient Corporation, Technology Solutions Company, Answer Think Consulting Group, Inc., Igate Capital Corporation, Covansys Corporation (formerly known as Complete Business Solutions, Inc.) and Computer Horizons Corp. The Peer Group Index consists of the same information technology consulting firms as in the prior year, except for the following companies which have been omitted as they are no longer in business or have been acquired by other companies not representative of the Company's business mix and/or industry: Cambridge Technology Partners, Inc., Renaissance Worldwide, Inc. and Marchfirst, Inc.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee has furnished the following report:

     The Company's executive compensation policy is designed to attract and retain highly qualified individuals for its executive positions and to provide incentives for such executives to achieve maximum Company performance by aligning the executives' interest with that of shareholders by basing a portion of compensation on corporate performance.

     Some of the Named Executives are subject to employment agreements, which establish salaries and other terms of employment. The Compensation Committee, however, generally reviews and approves base salary levels for executive officers of the Company at or about the start of the fiscal year and approves actual bonuses after the end of the fiscal year based upon Company and individual performance. The Compensation Committee also administers the Company's 1996 Plan.

     The Company's executive officer compensation program is comprised of base salary, discretionary annual cash bonuses, stock options and various other benefits, including medical insurance and a 401(k) Plan, which are generally available to all employees of the Company.

     Salaries, whether established pursuant to contract or otherwise, are established in accordance with industry standards through review of publicly available information concerning the compensation of officers of comparable companies. Consideration is also given to relative responsibility, seniority, individual experience and performance. Salary increases are generally made based on increases in the industry for similar companies with similar performance profiles and/or attainment of certain division or Company goals.

     Bonuses are paid on an annual basis and are discretionary. The amount of bonus is based on criteria which are designed to effectively measure a particular executive's attainment of goals which relate to his or her duties and responsibilities as well as overall Company performance. In general, the annual incentive bonus is based on operational and financial results of the Company and focuses on the contribution to these results of a business unit or division, and the executive's individual performance in achieving the results.

     The stock option program is designed to relate executives' and certain middle managers' and other key personnel long-term interests to shareholders' long-term interests. In general, stock option awards are granted if warranted by the Company's growth and profitability. Stock options are awarded on the basis of individual performance and/or the achievement of internal strategic objectives.

     Based on review of available information, the Committee believes that the Chief Executive Officer's current total annual compensation is reasonable and appropriate given the size, complexity and historical performance of the Company's business, the Company's position as compared to its peers in the industry, and the specific challenges faced by the Company during the year, such as changes in the market for computer products and services and other industry factors. No specific weight was assigned to any of the criteria relative to the Chief Executive Officer's compensation.

     Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the company's Chief Executive Officer and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Company does not currently meet these requirements and, therefore, the Company will be subject to the limitations of
Section 162(m).

                                         Compensation Committee Members
                                         (as currently constituted)

                                         Klaus P. Besier
                                         Dennis McIntosh
                                         Prabhas Panigrahi

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

COMMON STOCK

     There are, as of May 30, 2002, approximately 75 holders of record and 2,725 beneficial holders of the Company's Common Stock. The following table sets forth certain information, as of May 30, 2002, with respect to holdings of the Company's Common Stock by (i) each person known by the Company to beneficially own more than 5% of the total number of shares of Common Stock outstanding as of such date, (ii) each of the Company's Directors (which includes all nominees),
(iii) each of the Company's Named Executives, and (iv) all Directors and executive officers as a group. This information is based upon information furnished to the Company by each such person and/or based upon public filings with the Securities and Exchange Commission. Unless otherwise indicated, the address for the individuals below is that of the Company address.

                                                    AMOUNT AND NATURE OF            PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER               BENEFICIAL OWNERSHIP(1)         OF CLASS(2)
------------------------------------               --------------------            --------
(i)   Certain Beneficial Owners:

Ashok Pandey(3)...............................            2,139,083                   12.6%

Beechrock Holdings Limited(4).................            1,762,740                   10.6%

Braydon Holdings Limited(5)...................            1,563,185                    9.4%

NSA Investments, LLC(6).......................            1,398,980                    8.4%

(ii)  Directors (which includes all nominees)
      and Named Executives who are not set
      forth above:

Nagarjun Valluripalli(7)......................              608,481                    3.6%

Klaus Besier(8)...............................               32,000                     *

Dennis McIntosh(9)............................               10,000                     *

Alexander Graham Wilson(10)...................              451,164                    2.6%

Prabhas Panigrahi.............................                   --                    --

Nic Di Iorio(11)..............................                7,500                     *

Nicholas Visco(12)............................               78,300                     *

(iii) All Directors and executive officers
      as a group (7 persons)(13)..............            1,187,445                    7.0%

---------------

*       Less than one percent.

(1) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such shareholder.

(2) Applicable percentage of ownership is based on 16,630,125 shares of Common Stock outstanding on May 30, 2002, plus any presently exercisable stock options held by each such holder, and options which will become exercisable within 60 days after May 30, 2002.

(3) Represents 1,839,083 shares of Common Stock owned of record and 300,000 shares of Common Stock underlying options, granted to Mr. Pandey, which are exercisable as of May 30, 2002 or sixty (60) days after such date. The information set forth relating to the number of shares owned of record is based solely upon data derived from a Schedule 13D filed by such shareholder. The address for Mr. Pandey is 944 Stuart Road, Princeton, New Jersey 08540.

(4) The address for Beechrock Holdings Limited is 3rd Floor, Cerne House, La Chaussee, Port Luis, Mauritius. The information set forth on the table is based solely upon data derived from a Schedule 13D filed by such shareholder.

(5) The address for Braydon Holdings Limited is 3rd Floor, Cerne House, La Chaussee, Port Luis, Mauritius. The information set forth on the table is based solely upon data derived from a Schedule 13D filed by such shareholder.

(6) The address for NSA Investments, LLC is 250 Engamore Lane, Suite 102, Norwood, Massachusetts 02062. The information set forth on the table is based solely upon data derived from a Schedule 13D/A filed by such shareholder.

(7) Represents 436,481 shares of Common Stock owned of record, 22,000 shares of Common Stock owned indirectly as spouse, as of May 30, 2002 and 150,000 shares of Common Stock underlying options, granted to Mr. Valluripalli which are exercisable as of May 30, 2002 or sixty (60) days after such date. Excludes 150,000 shares of Common Stock underlying options, which become exercisable over time after such period.

(8) Includes 2,000 shares of Common Stock owned indirectly as spouse and 30,000 shares of Common Stock underlying options, granted to Mr. Besier as a director of the Company, which are exercisable as of May 30, 2002 or sixty
     (60) days after such date. Excludes 10,000 shares of Common Stock underlying options, which became exercisable over time after such period.

(9) Represents 10,000 shares of Common Stock underlying options, which are exercisable as of May 30, 2002, or sixty (60) days after such date. Excludes 10,000 shares of Common Stock underlying options, which become exercisable over time after such period.

(10) Represents 451,164 shares of Common Stock owned of record as of May 30, 2002.

(11) Represents 7,500 shares of Common Stock owned of record as of May 30, 2002. The address for Mr. Di Iorio is 252 7th Avenue, Apt. 17L, New York, New York 10001.

(12) Includes 800 shares of Common Stock owned of record and 77,500 shares of Common Stock underlying options, which are exercisable as of May 30, 2002, or sixty (60) days after such date. Excludes 40,000 shares of Common Stock underlying options, which become exercisable after such period.

(13) Includes an aggregate of 421,500 shares of Common Stock underlying options granted to Directors and executive officers listed in the table which are exercisable as of May 30, 2002 or within sixty (60) days after such date. Excludes 376,000 shares underlying options granted to executive officers and Directors, which become exercisable over time after such period.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Nagarjun Valluripalli, the Chairman of the Board, President, Chief Executive Officer and a Director of the Company, Rajkumar Koneru, a shareholder and former officer and director of the Company, and Ashok Pandey, a shareholder and former officer and director of the Company, were the sole shareholders of Intelligroup Asia Private Ltd. ("Intelligroup Asia"). Historically, Intelligroup Asia operated the Advanced Development Center in Hyderabad, India for the sole and exclusive use and benefit of the Company and all contracts and commercial arrangements of Intelligroup Asia were subject to prior approval by the Company. The Company and Messrs. Valluripalli, Koneru and Pandey entered into an agreement pursuant to which the Company would, subject to necessary Indian government approvals, acquire the shares of Intelligroup Asia for nominal consideration. Such Indian government approvals were received in September 1997. As a result, the Company currently owns 99.8% of the shares of Intelligroup Asia.

     The Board of Directors of the Company has adopted a policy requiring that any future transactions between the Company and its officers, directors, principal shareholders and their affiliates be on terms no less favorable to the Company than could be obtained from unrelated third parties. In addition, New Jersey law requires that any such transactions be approved by a majority of the disinterested members of the Company's Board of Directors.

     During 2001, the Company provided services to FirePond, which produced revenues for the Company totaling approximately $156,000. A member of the Company's Board of Directors, Klaus P. Besier, serves as the Chief Executive Officer of FirePond. The Company provided implementation services to various end clients, as a sub-contractor to FirePond. Services were priced at rates comparable to other similar sub-contracting arrangements in which the Company regularly participates.

     During 2001, the Company provided services to McCann Erickson, which produced revenues for the Company totaling approximately $236,000. A nominee for election to the Company's Board of Directors, Nic Di Iorio, serves as the Chief Technology Officer of McCann Erickson. The Company provided implementation services to McCann Erickson. Services were priced at rates comparable to other similar arrangements in which the Company regularly participates.

     On May 30, 2001, the Company advanced $60,000 to Mr. Valluripalli, with the intent that such amount would be applied against any performance bonus due Mr. Valluripalli for the full year 2001. In connection with such arrangement, the parties executed a compensation advance agreement executed by Mr. Valluripalli in favor of the Company (the "Compensation Advance"). The Compensation Advance provides, among other things, for (i) repayment of the outstanding principal amount of the Compensation Advance on or before May 22, 2002; (ii) the accrual of no interest on amounts outstanding under the Compensation Advance during the period of Mr. Valluripalli's employment with the Company; and (iii) the accrual of interest on amounts outstanding under the Compensation Advance at a rate per annum equal to the Federal Funds Effective Rate announced by the Federal Reserve Bank of New York, in the event of and following the termination of Mr. Valluripalli's employment with the Company. The largest aggregate amount of indebtedness outstanding at any time during the term of the Compensation Advanced was $60,000. In March 2002, the Compensation Committee of the Company's Board of Directors approved a full year 2001 bonus for Mr. Valluripalli in an amount of $200,000. The Compensation Advance was subsequently offset against such bonus. To date, Mr. Valluripalli has declined to accept the balance of such bonus.

                             INDEPENDENT ACCOUNTANTS

     After a review of the recent events concerning Arthur Andersen LLP, the Board of Directors delegated to the Audit Committee the responsibility to work with the Company's management to review the qualifications of the major national accounting firms to serve as the Company's independent public accountants for the fiscal year ending December 31, 2002. The Audit Committee will assemble a list of candidate firms to evaluate their qualifications and to make a recommendation to the full Board of Directors. The Board of Director's selection will be announced as soon as the Company completes its deliberations.

     One or more representatives of Arthur Andersen LLP, the Company's current independent auditor, is expected to attend the Meeting and to have an opportunity to make a statement and/or respond to appropriate questions from shareholders.

     Independent Auditors Fees and Other Matters
     -------------------------------------------

     Audit Fees.

     Arthur Andersen LLP billed the Company an aggregate of $283,000 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during the last fiscal year.

     Financial Information Systems Design and Implementation Fees.

     Arthur Andersen LLP did not bill the Company for any professional services rendered for the most recent fiscal year in connection with financial information systems design or implementation, the operation of the Company's information system or the management of its local area network.

     All Other Fees.

     Arthur Andersen LLP billed the Company an aggregate of $226,000 in fees for other services rendered for the most recent fiscal year.

                             SHAREHOLDERS' PROPOSALS

     Shareholders who intend to have a proposal considered for inclusion in the Company's proxy materials for presentation at the Company's 2003 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to the Secretary of the Company at its offices at 499 Thornall Street, Edison, New Jersey 08837, in writing not later than February 17, 2003.

     Shareholders who intend to present a proposal at such meeting without inclusion of such proposal in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advance notice of such proposal to the Secretary of the Company at the aforementioned address not later than May 3, 2003.

     If the Company does not receive notice of a shareholder proposal within this timeframe, the Company's management will use its discretionary authority to vote the shares it represents as the Board of the Company may recommend.

     The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.


                                  OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                     GENERAL

     The accompanying Blue proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy
Statement, and the entire cost of such solicitation will be borne by the Company.

     In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by Directors, officers and other employees of the Company who will not be specially compensated for these services. The Company has engaged Georgeson Shareholder Communications Inc. to serve as a proxy solicitor for the Company for a fee not to exceed $80,000 plus expenses. The entire expense of preparing, assembling, printing and mailing this proxy solicitation and related materials and the cost of soliciting proxies will be borne by the Company. Although no precise estimate can be made at the present time, the Company currently estimates that the total expenditures relating to the proxy solicitation incurred by the Company will be approximately $275,000, of which $77,000 has been incurred to date. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

     Certain information contained in this Proxy Statement relating to the occupations and security holdings of Directors and officers of the Company is based upon information received from the individual Directors and officers.

     INTELLIGROUP, INC. WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS SHAREHOLDERS OF RECORD ON MAY 30, 2002 AND TO EACH BENEFICIAL SHAREHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO THE SECRETARY OF THE COMPANY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

     PLEASE DATE, SIGN AND RETURN THE BLUE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR BLUE PROXY CARD WILL BE APPRECIATED, AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                            By Order of the Board of Directors

                                            /s/ Nicholas Visco

                                            Nicholas Visco,
                                            Secretary

Edison, New Jersey
June 17, 2002



     IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT THE COMPANY'S PROXY SOLICITOR GEORGESON SHAREHOLDER COMMUNICATIONS INC. AT THE FOLLOWING TOLL FREE NUMBER:
                                 (866) 811-4115

     YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.


1. If your shares are registered in your own name, please sign, date and mail the enclosed BLUE Proxy Card to Georgeson Shareholder Communications Inc in the postage paid envelope provided today.

2. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a BLUE Proxy Card with respect to your shares and only after receiving your specific instructions. Accordingly, please sign, date and mail the enclosed BLUE Proxy Card in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a BLUE Proxy Card to be issued representing your shares.

3. After signing the enclosed BLUE Proxy Card do not sign or return the White proxy card. Remember - only your latest dated proxy will determine how your shares are to be voted at the meeting.


4. If you have any questions or need further assistance in voting your shares, please contact our proxy solicitor.

                                    GEORGESON
                                   SHAREHOLDER
                               COMMUNICATIONS INC.

                           17 State Street, 10th Floor
                               New York, NY 10004
                        Banks and Brokers (212) 440-9800
                   Shareholders Call Toll Free (866) 811-4115

                                                                      Appendix A
                                                                      ----------

         The following sets forth the business address and, as of May 30, 2002, information with respect to purchases and sales of the Company's Common Stock within the past two years by the participants in this solicitation. Unless otherwise indicated, all transactions were effected in open market transactions.

NAGARJUN VALLURIPALLI, whose business address is c/o Intelligroup, Inc., 499 Thornall Street, Edison, New Jersey 08837:

           Date          Number of Shares          Purchase or Sale
           ----          ----------------          ----------------
         5/31/00               4,500               Purchase
         6/1/00               10,000               Purchase by Spouse
         12/7/00*              2,500               Sale
         12/8/00*              5,000               Sale
         12/24/01*         1,762,740               Sale

* Such shares were foreclosed upon by a third party bank and sold pursuant to a pledge agreement.

KLAUS BESIER, whose business address is c/o Firepond, Inc., 890 Winter Street, Waltham, Massachusetts 02541:

         During the past two years Mr. Besier did not have any purchases or sales of the Company's Common Stock.

DENNIS MCINTOSH, whose business address is c/o SBLI USA, 460 West 34th Street, Suite 800, New York, New York 10001:

         During the past two years Mr. McIntosh did not have any purchases or sales of the Company's Common Stock.

ALEXANDER GRAHAM WILSON, whose business address is c/o Xendra Limited, PO Box 17-084, Wellington, New Zealand.

           Date          Number of Shares          Purchase or Sale
           ----          ----------------          ----------------
         6/28/00                 200               Sale
         6/29/00                 100               Sale

PRABHAS PANIGRAHI, whose business address, commencing July 1, 2002, will be c/o Kevin Dann & Partners, 400 Madison Avenue, New York, New York 10017:

           Date          Number of Shares          Purchase or Sale
           ----          ----------------          ----------------
         11/5/01               2,300               Purchase
         11/7/01               4,700               Purchase
         1/31/02               7,000               Sale


NIC DI IORIO, whose business address is c/o McCann-Erickson Worldwide, 622 3rd Avenue, 28th Floor, New York, New York 10017:

         During the past two years Mr. Di Iorio did not have any purchases or sales of the Company's Common Stock.

NICHOLAS VISCO, whose business address is c/o Intelligroup, Inc., 499 Thornall Street, Edison, New Jersey 08837:

           Date          Number of Shares          Purchase or Sale
           ----          ----------------          ----------------
         3/2/00                1,500               Purchase (option exercise)
         3/2/00                1,500               Sale
         3/3/00                  500               Purchase (option exercise)
         3/3/00                  500               Sale
         3/29/00                 500               Purchase (option exercise)

                               INTELLIGROUP, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              OF THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS

     The undersigned hereby constitutes and appoints Nagarjun Valluripalli and Nicholas Visco, and each of them, true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Common Stock of Intelligroup, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Sheraton Hotel, 515 Route One South, Iselin, New Jersey at 10:00 a.m., local time, on Tuesday, July 2, 2002 and at any adjournment or adjournments thereof, upon the proposals set forth on the reverse side and more fully described in the Notice of Annual Meeting of Shareholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

INTELLIGROUP, INC.

Please mark your votes as in this example. |X|

                                             TO WITHHOLD AUTHORITY TO VOTE, MARK
                                             "FOR ALL EXCEPT" AND WRITE THE
                                             NOMINEE'S NUMBER ON THE LINE BELOW.

                                             -----------------------------------

                                                        For   Withhold   For All
1. ELECTION OF DIRECTORS.                               All      All     Except

   Nominees: 01  Nagarjun Valluripalli,                  | |      | |       | |
             02) Klaus P. Besier, 03) Dennis McIntosh,
             04) Alexander Graham Wilson,
             05) Prabhas Panigrahi, 06) Nic Di Iorio


2. In his discretion, the proxy is authorized to vote upon such other matters as may properly come before the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NOTE: THIS PROXY MUST BE SIGNED EXACTLY AS THE NAME APPEARS HEREON.  WHEN SHARES
      ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. IF THE SIGNER IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER, GIVING FULL TITLE AS SUCH. IF THE SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

If you would like to attend the Annual Meeting, please check the box to the right. | |

---------------------------------- ------     --------------------------- ------

---------------------------------- ------     --------------------------- ------
Signature (PLEASE SIGN WITHIN BOX)   Date      Signature (Joint Owners)     Date